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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 17, 2003
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                            NEUROGENESIS, INC
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             (Exact name of registrant as specified in its charter)


       Delaware                       0-18515                     76-0320137
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    (State or other               (Commission                  (IRS Employer
    jurisdiction                  File Number)               Identification No.)
    of incorporation)

      120 Park Avenue             League City, Texas                  77513
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 281-333-0177
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                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On September 12 2003 Clyde Bailey, C.P.A. declined to stand for re-election as the Registrant's principal accountant to audit the Company's financial statements. Clyde Baileys's decision was accepted by the Company's audit committee and by the Board of Directors of the Registrant. Clyde Bailey expressed an unqualified opinion on the Registrant's financial statements as of December
            31, 1999 through December 31, 2002. The Registrant and Clyde Bailey have never had a disagreement on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

        (b) On September 12, 2003 the company engaged Malone and Bailey, PLC , 5444 Westheimer Rd. Suite 2080, Houston, Texas 77056, Phone (713) 840-1210, FAX (713) 840-9034 as its new principal accountant to audit the Company's financial statements. This action was approved by both Board of directors and the Audit Committee of Neurogenesis, Inc.






        (c) Exhibits

            1.  Letter from Clyde Bailey, C.P.A.

ITEM 5.  OTHER EVENTS

	(a) At a September 8, 2003 meeting, the Board of Directors of NeuroGenesis,
	    Inc. approved declared a cash dividend of $0.005(0.5 cents) per share
	    for stockholders of record on September 5, 2003. The funds will be mailed out no later than 22 days before the shareholders meeting
	    scheduled for October 8, 2003. (It should be noted that no proxy
	    requests are to be sent in the notice of meeting letters).





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NEUROGENESIS, INC.
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                                                           (Registrant)

Date: September 18, 2003                              By: /s/ Albert H. Bieser
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                                                         (Signature)
                                                         Albert H. Bieser
                                                         President







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